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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A-1

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 20, 2000


                            THE PATHWAYS GROUP, INC.
             (Exact Name of The Company as Specified in Its Charter)

         Delaware                   000-24119                 91-1617556
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)

             14201 N.E. 200th Street, Woodinville, Washington 98072
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         (Address of Principal Executive Offices)           (Zip Code)

                                  425.483.3411
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              (The Company's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)











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ITEM 4.     CHANGES IN THE COMPANY'S CERTIFYING ACCOUNTANT.

            (a)(1)

            (i) The Company's auditors, PricewaterhouseCoopers LLP resigned as the Company's auditors on October 20, 2000.

            (ii) The report of PricewaterhouseCoopers LLP on the Company's financial statements for the fiscal years ended December 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principle, except that their report on the Company's December 31, 1999 financial statements included a separate paragraph indicating that the Company has incurred recurring losses and negative cash flows from operations and has deficits in working capital, and that such matters raised substantial doubt about the ability of the Company to continue as a going concern. The Company did not disagree with such statements.

            (iii) Not applicable.

            (iv) During the two most recent fiscal years and through October 20, 2000, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

            (v) The registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter dated December 20, 2000 is filed as an Exhibit to this Form 8-K.

            (a)(2) .

            (i)   Not applicable.

            (ii)  Not applicable.

            (b)   Not applicable.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   EXHIBITS.

            16.1  Letter from PricewaterhouseCoopers LLP, dated December 20,
                  2000.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the the Company has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                THE PATHWAYS GROUP, INC.


                                                By \s\ Robert E. Boeck
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                                                   Robert E. Boeck
                                                   Senior Vice President, Chief
                                                   Financial Officer
Date:  December 21, 2000